Exhibit 21.1

Entity	Jurisdiction formed in
10 Finderne Avenue Solar, LLC	NJ
101 Carnegie Center Solar, LLC	DE
259 School Street Solar, LLC	NH
302 Carnegie Center Solar, LLC	DE
510 Carnegie Center Solar, LLC	DE
701 Carnegie Center Solar, LLC	DE
97WI 8ME, LLC	CA
AC Solar 1 Manager LLC	DE
AC Solar I, LLC	DE
Airport Solar I, LLC	DE
Alamosa Solar South CSG LLC	DE
Albany Solar, LLC	DE
Alden Solar CSG LLC	DE
Altamont Winds LLC	DE
Ameresco Danville Solar, LLC	DE
Amethyst Energy LLC	DE
Andover Weston A Solar LLC	VT
Annandale Solar, LLC	DE
Arista Drive Solar, LLC	NH
Arthur Kill Energy Storage 1, LLC	NY
Atwater Solar, LLC,	DE
Aurora Distributed Solar, LLC	DE
Aurora Solar Holdings, LLC	DE
Barnet 5 Solar LLC	VT
Bayside Solar LLC	DE
Beals Pond Solar 1, LLC	DE
Beta Solar LLC	DE
Bethel Wind Energy, LLC	IA
Black Cat Solar 1, LLC	DE
Bloomfield Solar, LLC	DE
Blue Prairie Solar, LLC	DE
Bogota Solar 1, LLC	NJ
Buffalo Climate Action, LLC	DE
Camden Dam Solar, LLC	NC
Canadian Northern Lights Corp.	ON
Capital Hill Solar LLC	DE
Celadon HoldCo LLC	DE
Celadon Manager LLC	DE
Central Solar LLC	DE
Charter Hill Solar, LLC	VT
Chebacco Road Solar LLC	DE
Cherry Valley Solar Project, LLC	DE
Chippewa Valley Solar 1, LLC	DE
Chisago Solar, LLC	DE
Citrine Solar LLC	DE
City Solar Garden, LLC	VT
Clark Solar, LLC	DE
CO Buffalo Flats, LLC	DE

Exhibit 21.1

Coles Neck Solar LLC	DE
Colorado CSG II LLC	DE
Colorado CSG LLC	DE
Conic Holdings LLC	DE
Conic Manager LLC	DE
Cortez Solar 1, LLC	DE
Cortez Solar 2, LLC	DE
Cortez Solar 3, LLC	DE
Creek Solar LLC	DE
CREST Solar 1, LLC	DE
CWS Wind Farm, LLC	DE
Danforth Shared Services LLC	DE
Day Hill Solar, LLC	OR
DCNHP4 Solar 1, LLC	DC
Deer Creek Solar 1, LLC	DE
Deer Creek Solar 2, LLC	DE
Dodge Center Distributed Solar, LLC	DE
Dogwood GB Manager, LLC	DE
Dogwood HoldCo, LLC	DE
Dunn Solar 1, LLC	DE
Dunn Solar 2, LLC	DE
Eagle Valley Clean Energy, LLC	UT
Earth Right Energy II, LLC	TN
East Greenwich Solar 1, LLC	DE
East to West Solar II LLC	DE
East to West Solar LLC	DE
Eastwood Solar, LLC	DE
ECA Brockton LLC	MA
ECA Finco I LLC	DE
ECA HoldCo I LLC	DE
ECA Main LLC	MA
ECA NEMA HOL LLC	MA
ECA NEMA WILM LLC	MA
ECA NEMA WOB LLC	MA
ECA Pledgeco I LLC	DE
ECA SEMA CAN LLC	MA
ECA SEMA LLC	MA
ECA SEMA WPS 10 LLC	MA
ECA SEMA WPS 15 LLC	MA
ECA SEMA WPS 19 LLC	MA
ECA SEMA WPS 23 LLC	MA
ECA SEMA WPS 24 LLC	MA
ECA SEMA WPS 3 LLC	MA
ECA SEMA WPS 4 LLC	MA
ECA South One LLC	MA
ECA South Two LLC	MA
El Dorado Solar, LLC	DE
Electric City Solar, LLC	DE
Elk Hawkeye Wind Holding LLC	DE
Elk Wind Energy LLC	IA

Exhibit 21.1

ER Alpine Street Solar, LLC	VT
ER Billings Road Solar, LLC	VT
ER Bison Solar LLC	VT
ER Bone Hill Solar, LLC	VT
ER Center Road Solar, LLC	VT
ER Dairy Farm Solar, LLC	VT
ER Lawrence Brook Solar, LLC	VT
ER Pleasant St. Solar, LLC	VT
ER Salvage Yard Solar, LLC	VT
ER Sand Hill Solar, LLC	VT
ER Shelburne Museum Solar, LLC	VT
ER South Street Solar, LLC	VT
ER Steamboat Solar, LLC	VT
ER Verulamium Solar, LLC	VT
ER Walker Hill Gravel Solar, LLC	VT
ESA Fleet Community Solar, LLC	FL
EVCE Holdco LLC	DE
Fairfield Wind Manager, LLC	MT
Fairfield Wind Owner, LLC	MT
Fall River Solar, LLC	UT
Fillinona Solar, LLC	DE
Floyd Road Solar Farm, LLC	NC
Foresight Solar LLC	DE
Fossil Gulch Wind Park, LLC	ID
Franklin Square Solar 1, LLC	NJ
Fredonia Solar, LLC	DE
Fresh Air Energy IV, LLC	CA
Fresh Air Energy VII, LLC	CO
Fresh Air Energy VIII, LLC	CO
GB EquipmentCo LLC	DE
GB Greenville HoldCo LLC	DE
GB IL Landco LLC	DE
GB LandCo LLC	DE
GB Laurel Holdco LLC	DE
GB Solar TE 2020 Holdings LLC	DE
GB Solar TE 2020 Manager LLC	DE
GB SWAPCo LLC	DE
GB Wind EquipmentCo LLC	DE
GB Wind Holdco LLC	DE
GB Wind IA SLB Operator LLC	DE
GB Wind SLB Lessee 2023 LLC	DE
GB Wind SLB Operator LLC	DE
GB Wind SLB Pledgor 2023 LLC	DE
Georgia Mountain Community Wind, LLC	VT
GLC Chester Community Solar, LLC	VT
Golden Horizons Solar LLC	DE
Goshen Solar, LLC	DE
Graphite Solar Holdings LLC	DE
Graphite Solar I, LLC	DE
GREC 2024 Utility Scale AcquisitionCo LLC	DE

Exhibit 21.1

GREC Administration, LLC	DE
GREC Advisors, LLC	DE
GREC Development Holdings 1 LLC	DE
GREC Energy Efficiency LLC	DE
GREC Entity Holdco LLC	DE
GREC Holdings 1 LLC	DE
GREC Warehouse Holdings 1 LLC	DE
GREC Warehouse Pledgor 1 LLC	DE
Green Maple, LLC	DE
Greenbacker Administration, LLC	DE
Greenbacker Capital Management LLC	DE
Greenbacker Development Opportunities GP I, LLC	DE
Greenbacker Equipment Acquisition Company LLC	DE
Greenbacker Exergy Acquisition Resources LLC	DE
Greenbacker Renewable Energy Corporation	MD
Greenbacker Residential Solar II LLC	DE
Greenbacker Residential Solar LLC	DE
Greenbacker Wind Holdings II LLC	DE
Greenbacker Wind, LLC	DE
Greenfield Wind Manager, LLC	MT
Greenfield Wind Owner, LLC	MT
Grizzly Bear Solar, LLC	DE
GRP II Borealis Solar LLC	DE
Gunnison Solar, LLC	UT
Hartford Solarfield, LLC	VT
Hartland GUVSWMD Solar LLC	VT
Hastings Solar, LLC	DE
Heathlands Solar LLC	DE
Hecate Energy Albany 1 LLC	DE
Hecate Energy Albany 2 LLC	DE
Hecate Energy Greene 1 LLC	DE
Hecate Energy Greene 2 LLC	DE
Hecate Energy Greene County 3 LLC	DE
Helmet Solar LLC	DE
Hill Road Solar 1, LLC	DE
Hill Road Solar 2, LLC	DE
Hogs Bay Solar 1, LLC	DE
Holiday Hill Community Wind, LLC	VT
Holiday Hill Holdings LLC	DE
Holiday Hill Manager LLC	DE
Howard Wind LLC	NY
HREF-3 Parent LLC	DE
Hudson County Solar 1, LLC	DE
IGS AKC1, LLC	DE
IGS CC, LLC	OH
IGS CMH4, LLC	DE
IGS Encinitas A&B, LLC	OH
IGS Encinitas E&F, LLC	OH
IGS FE Trenton, LLC	OH
IGS Jefferson B&C, LLC	OH

Exhibit 21.1

IGS KSBD, LLC	DE
IGS La Jolla BCD, LLC	OH
IGS La Jolla E, LLC	OH
IGS La Jolla E, LLC	OH
IGS LAS1, LLC	DE
IGS LGB9, LLC	DE
IGS Mercy A, LLC	OH
IGS Mercy B, LLC	OH
IGS OXR1, LLC	DE
IGS PCW1, LLC	DE
IGS PSP1, LLC	OH
IGS SBD1, LLC	DE
IGS SBD2, LLC	DE
IGS Valencia 2, LLC	OH
IGS Valencia 3, LLC	OH
IGS VGT1, LLC	DE
Illinois Winds LLC	ID
ITC 2020 HoldCo LLC	DE
Jackson Legler Solar 1, LLC	NJ
Jamesville Road Solar, LLC	NC
Kenilworth Solar 1, LLC	NJ
Lake City Solar, LLC	MI
Lake Emily Solar, LLC	DE
Lake Pulaski Solar, LLC	DE
Las Virgenes Solar 1, LLC	DE
Lawrence Creek Solar, LLC	DE
Ledgeview Solar LLC	DE
Lighthouse Finance, LLC	CO
Lincoln Farm I, LLC	TN
Lincoln Farm II, LLC	TN
Lincoln Farm III, LLC	TN
Lincoln Farm IV, LLC	TN
Lincoln Solar LLC	UT
Little Pond Solar, LLC	DE
Longleaf Solar Energy Holdings LLC	DE
Longleaf Solar Energy Manager LLC	DE
Magnolia Sun LLC	DE
Manchester Solar 1, LLC	DE
Maple City Solar, LLC	DE
Marengo Solar, LLC	DE
ME Athens Ridge Road Solar LLC	ME
ME Mars Hill Clark Road Solar LLC	ME
ME Richmond Lincoln Street LLC	ME
ME West Lebanon Road Solar LLC	ME
Middlesex Solar 1, LLC	NJ
Mid-River PA LLC	DE
Midway III Holdings LLC	DE

Exhibit 21.1

Midway III Manager LLC	DE
Milford Raman Solar, LLC	DE
Milford Solar 1, LLC	UT
Milford Solar, LLC	UT
Mill Pond Solar, LLC	NC
MLH Phase 2 LLC	FL
MLH Phase 3, LLC	FL
MN Wind Holdings LLC	DE
MN Wind Holdings LLC	DE
Monte Vista Solar 2 CSG LLC	DE
Montrose Solar, LLC	DE
Morey Solar, LLC	MI
MP2 - Oregon Solar One, LLC	DE
MP2 Capital - WGBH Educational Foundation LLC	DE
MP2 Capital Solar Fund II, LLC	DE
MP2 Green Valley ES, LLC	DE
MP2 Hawaii Solar I, LLC	DE
MP2 MLK, LLC	DE
MP2/IRG - Petaluma City Schools, LLC	DE
MR Realty Solar, LLC	DE
Mt. Arlington Solar 1, LLC	NJ
MTSun LLC	MT
Natick High School Solar, LLC	DE
Newington Solar, LLC	DE
Nextsun Energy Littleton, LLC	MA
Nextsun Energy North Smithfield, LLC	RI
Nextsun Energy Rutland LLC	VT
Nextsun Energy Rutland, LLC	VT
North Baker Road Solar 1, LLC	DE
North Baker Road Solar 2, LLC	DE
North Palm Springs Investments, LLC	CA
Novus Royalton Solar, LLC	VT
Oak Leaf Solar 100 LLC	CO
Oak Leaf Solar 56 LLC	CO
Oak Leaf Solar XVIII LLC	CO
Oak Leaf Solar XXI LLC	CO
Oak Leaf Solar XXII LLC	CO
Oak Leaf Solar XXIII LLC	CO
Oak Leaf Solar XXIV LLC	CO
Oak Leaf Solar XXIX LLC	CO
Oak Leaf Solar XXV LLC	CO
Oak Leaf Solar XXVI LLC	CO
Oak Leaf Solar XXVII LLC	CO
Oak Leaf Solar XXVIII LLC	CO
Oak Leaf Solar XXX LLC	CO

Exhibit 21.1

Oak Leaf Solar XXXI LLC	CO
Oak Leaf Solar XXXII LLC	CO
Oak Leaf Solar XXXIII LLC	CO
Oakdale Solar 1, LLC	DE
Oakdale Solar 2, LLC	DE
OK Solar 1, LLC	DE
OneEnergy Blue Star Solar LLC	DE
Opal Electric LLC	DE
Orchard Road Solar LLC	NH
Oregon Solar II, LLC	DE
Pacifica Storage LLC	DE
Palmer Creek Solar, LLC	OR
Paynesville Solar, LLC	DE
PCIP Solar, LLC	NC
Pemaquid HoldCo LLC	DE
Pemaquid Manager LLC	DE
Pewter HoldCo LLC	DE
Pewter Manager LLC	DE
Phelps 158 Solar Farm, LLC	NC
Phelps Holdings LLC	DE
Phelps Management LLC	DE
Pierce Pepin Solar, LLC	DE
Pine Hill Road Westport Solar 1, LLC	DE
Pine Island Distributed Solar, LLC	DE
Pittsford GLC Solar, LLC	VT
Platteville Solar CSG LLC	DE
Polk Burnett Solar, LLC	DE
Ponderosa Holdings LLC	DE
Ponderosa Manager LLC	DE
Powerhouse One, LLC	TN
PRC Nemasket LLC	DE
Price Solar WI, LLC	DE
Proctor GLC Solar LLC	VT
PSAS LLC	MA
PSVTF1, LLC	VT
Radiance Solar 4 LLC	DE
Radiance Solar 5 LLC	DE
Randolph Gifford Farm Solar LLC	VT
Renew Solar ABC Sacramento LLC	DE
Renew Solar WM Davis LLC	DE
Renew Solar WM WMAC LLC	DE
Renewable Energy Project II LLC	DE
Renewable Energy Project LLC	DE
Renewable Generation LLC	VT
Renewable Generation LLC (MA)	MA

Exhibit 21.1

Ridgecrest Solar 1, LLC	DE
Ridgewind Power Partners, LLC	MN
Ring Road Solar, LLC	MA
Rippey Wind Energy LLC	IA
Rippey Wind Holding LLC	DE
RJ Solar 1, LLC	DE
Robin MCK LLC	DE
Rochelle Solar LLC	DE
Rock Creek Solar 2 CSG LLC	DE
Rock District Solar, LLC	DE
Rockville Solar I, LLC	IN
Rockville Solar II, LLC	IN
Rockville Solar Master Tenant LLC	IN
Rodeo Energy Storage, LLC	DE
Rosewood Energy LLC	DE
RoxWind Holdings LLC	DE
RoxWind LLC	MA
Roxwind Manager LLC	DE
Royalton Post Farm Solar LLC	VT
RPCA Solar 4, LLC	CA
RPMA Wind Holding I LLC	IA
RSD7 Solar, LLC	DE
Ryland Road Solar, LLC	NC
Sacramento Vineyard Solar, LLC	DE
Scenic Hill Solar IV, LLC	AR
Scenic Hill Solar V, LLC	AR
Scenic Hill Solar X, LLC	AR
Scenic Hill Solar XIII, LLC	AR
Scenic Hill Solar XVI, LLC	AR
Sebago Road Solar, LLC	NH
Sego Lily Solar Holdings LLC	DE
Sego Lily Solar Manager LLC	DE
Shamrock Solar, LLC	DE
Sheridan Solar, LLC	UT
Shirley Shared Solar, LLC	DE
Six States Solar II LLC	DE
Six States Solar LLC	DE
Snapping Turtle Manager LLC	DE
Solar Hagerstown LLC	DE
Solar Site 1-ES LLC	DE
Solar Star CRC Mt. Poso, LLC	DE
Solaverde, LLC	VA
SOLON TV1, LLC	AZ
South Adams Solar, LLC	DE
St Johnsbury Lapierre Solar LLC	VT

Exhibit 21.1

Staten Island Energy Storage 3, LLC	NY
Strobus, LLC	DE
Stromland Solar, LLC	DE
Sun Farm V LLC	NC
Sun Farm VI LLC	NC
SunEast Friendship ANEM Solar LLC	DE
SunEast Friendship Holdings LLC	DE
SunEast Friendship Solar LLC	DE
Sunsense Clayton Lessee, LLC	NC
Sunsense Fletcher Lessee, LLC	NC
Sunsense Inman Lessee, LLC	NC
SunServe Energy LLC	DE
Surrey Road Solar, LLC	MI
Tar Heel Solar II LLC	DE
Tart Solar LLC	MI
Tayandenega Solar, LLC	DE
TE – Camas, LLC	DE
TE – Penstemon, LLC	DE
TE – Urtica, LLC	DE
Trillium Holdco LLC	DE
Trillium Manager LLC	DE
Turquoise Holdings LLC	DE
Turquoise Manager LLC	DE
Turquoise Nevada LLC	DE
Turquoise Nevada SubstationCo LLC	DE
Turtle Top Solar, LLC	IN
Upland Road Solar 1, LLC	DE
Utility Solar AcquisitionCo 2021 LLC	DE
Utility Solar AcquisitionCo 2022 LLC	DE
Vernon Solar, LLC	DE
Wagner Wind LLC	DE
Waseca Solar, LLC	DE
WE 46 Precision Drive, LLC	DE
West Fairlee Stevens Solar LLC	VT
West Faribault Solar, LLC	DE
West River Solar II, LLC	UT
West River Solar, LLC	UT
West Waconia Solar, LLC	DE
Williamstown Old Town Road Solar, LLC	VT
Windshare, LLC	MN
Windsor HWY 17 Solar, LLC	NC
WW-DC Solar 1, LLC	DC
Zephyr Wind, LLC	DE